Exhibit 4.1

COMMON STOCK PAR VALUE $0.01 COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Certificate Number ZQ00000000 Shares * * 000000 ****************** * * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 ************** WARRIOR MET COAL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT CUSIP 93627C 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS is the owner of FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Warrior Met Coal, Inc. (hereinafter called the “Corporation”), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Chief Executive Officer Chief Financial Officer DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE .

WARRIOR MET COAL, INC. THE CERTIFICATE OF INCORPORATION CONTAINS RESTRICTIONS PROHIBITING TRANSFERS (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF COMMON STOCK (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF WARRIOR MET COAL, INC. IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A “5-PERCENT SHAREHOLDER” UNDER THE CODE AND SUCH REGULATIONS. IF THE TRANSFER IS PROHIBITED BY SUCH RESTRICTIONS, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER OF SECURITIES OF THE CORPORATION WITHIN THE MEANING OF DELAWARE LAW (“SECURITIES”) BUT WHICH TRANSFER OTHERWISE CONSTITUTES A TRANSFER PROHIBITED BY SUCH RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION SO AS TO EFFECTIVELY REVERSE THE INDIRECT, CONSTRUCTIVE OR OTHER TRANSFER PROHIBITED BY SUCH RESTRICTIONS. THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE, A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCE TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT -Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -Custodian (until age ) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.